                                  EXHIBIT 99.1

                               DISTRIBUTION REPORT
                                       FOR
                            PPLUS TRUST SERIES TWC-1

                                DISTRIBUTION DATE
                                  MAY 15, 2006
                             CUSIP NUMBER 73941X791
                             CUSIP NUMBER 73941X783

         (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Time Warner Inc.'s Notes (the "Underlying Securities"):

                                    Interest:                $1,242,187.50
                                    Principal:                        0.00
                                    Premium:                          0.00

         (ii) the amounts of compensation received by the Trustee, for the period relating to such Distribution Date:

                                    Paid by the Trust:               $0.00
                                    Paid by the Depositor:       $1,000.00

         (iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates of each such Class and the amount of aggregate unpaid interest accrued as of such Distribution
                  Date:

                                    Class A:
                                    Interest:                $1,125,000.00
                                    Principal:                       $0.00

                                    Unpaid Interest Accrued:         $0.00


                                    Class B:
                                    Interest:                  $117,187.50
                                    Principal:                       $0.00

                                    Unpaid Interest Accrued:         $0.00

         (iv) the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date, and the current rating assigned to the Certificates.

                          Principal Amount:         $37,500,000
                          Interest Rate:                 6.625%
                          Rating:
                                  Moody's Investor Service            BAA2
                                  Standard & Poor's Rating Service    BBB+


         (v) the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

                          Class A: ($25 Stated Amount)
                          Initial Principal Balance:                $37,500,000
                          Reduction:                                        (0)
                                                                    -----------
                          Principal Balance 05/15/06:               $37,500,000


                          Class B: ($25 Principal Notional Amount)
                          Initial Principal Balance:                $37,500,000
                          Reduction:                                        (0)
                                                                    -----------
                          Principal Balance 05/15/06:               $37,500,000